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                                                                    Exhibit 99.2

                                 PartnerRe Ltd.

                                 3,500,000 Units

                         8% Premium Equity Participating
                        Security Units -- PEPS /SM/ Units

                             Underwriting Agreement

                                                               November 15, 2001

MORGAN STANLEY & CO. INCORPORATED
CREDIT SUISSE FIRST BOSTON CORPORATION
GOLDMAN, SACHS & CO.
J.P. MORGAN SECURITIES INC.
     c/o MORGAN STANLEY & CO. INCORPORATED
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

         PartnerRe Ltd., a Bermuda company (the "Company"), proposes to issue and sell to the several Underwriters listed in Schedule I hereto (the "Underwriters"), subject to the terms and conditions stated herein, an aggregate of 3,500,000 8% Premium Equity Participating Security Units - PEPS/SM/ Units (the "Firm Securities") of the Company, the terms of which are set forth in
Schedule II hereto. Each PEPS Unit will consist of (a) a stock purchase contract (a "Purchase Contract") under which the holder of the PEPS Unit will purchase from the Company on December 31, 2004, for an amount in cash equal to the stated amount per Security of $50 (the "Stated Amount"), a number of shares (each, a "Common Share" and, collectively with all other Common Shares that may be issued and sold by the Company upon settlement of the Purchase Contracts, the "Common Shares") of the Company's common shares, par value $1.00 per share (the "Common Stock"), as set forth in such Purchase Contract, and (b) a share of the Company's 5.61% Series B Cumulative Redeemable Preferred Shares, $1.00 par value per share (each, a "Preferred Security") having a stated liquidation amount of $50 per Preferred Security. Additionally, the Company proposes to issue and sell to the several Underwriters, for the sole purpose of covering over-allotments in connection with the sale of the Firm Securities, at the option of the Underwriters, up to an additional 500,000 PEPS Units (the "Option Securities"). The Firm Securities and any Option Securities are herein referred to as the "Securities."


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         In accordance with the terms of a Purchase Contract Agreement (the
"Purchase Contract Agreement"), to be dated as of the Closing Date (as defined below) and entered into between the Company and JPMorgan Chase Bank, as Purchase Contract Agent (the "Purchase Contract Agent"), the holders of the PEPS Units will pledge the Preferred Securities to JPMorgan Chase Bank, as Collateral Agent (the "Collateral Agent"), pursuant to a Pledge Agreement (the "Pledge Agreement") to be dated as of the Closing Date and entered into among the Company, the Collateral Agent, the Purchase Contract Agent and JPMorgan Chase Bank, as Securities Intermediary, to secure the holders' obligations to purchase Common Stock under the Purchase Contracts. The Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement are herein collectively referred to as the "PEPS Agreements."

         The Company will also enter into a Remarketing Agreement (the "Remarketing Agreement"), to be dated as of the Closing Date, with Morgan Stanley & Co. Incorporated, as Remarketing Agent, which will provide for the remarketing of the Preferred Securities prior to the Settlement Date (as defined in the Purchase Contract).

         The Company has filed with the Securities and Exchange Commission (the "Commission"), in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (the "Securities Act"), a registration statement on Form S-3 (registration no. 333-72246), including a related prospectus, relating to the registration of certain securities of the Company, including the PEPS Units, the Purchase Contracts, the Preferred Securities and the Common Shares (the "Shelf Securities"), to be sold from time to time by the Company. The registration statement, as amended at the time it became effective, including information, if any, deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act is hereinafter referred to as the "Registration Statement," and the prospectus included therein relating to the Shelf Securities at the time the Registration Statement became effective, is hereinafter referred to as the "Basic Prospectus." The Basic Prospectus, as supplemented by the prospectus supplement dated November 15, 2001 (the "Prospectus Supplement"), relating to the Securities, in the form first used to confirm sales of the Securities is hereinafter referred to as the "Prospectus." If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference to the term Registration Statement, the Basic Prospectus, any preliminary form of prospectus previously filed with the Commission pursuant to Rule 424 of the Securities Act or the Prospectus shall include the documents incorporated therein by reference. The terms "supplement" and "amendment" or "amend" as used in this Agreement shall



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include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are deemed to be incorporated by reference in the Prospectus.

         1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

                  (a) The Company and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Securities Act. The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, contemplated by the Commission.

                  (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein. Each document filed or to be filed pursuant to the Exchange Act, and incorporated by reference in the Prospectus, did not contain or will not contain when so filed any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and complied or will comply when so filed in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder. No order preventing or suspending the use of any preliminary prospectus has been issued by the Commission and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, threatened or contemplated by the Commission.

                  (c) The Company has been duly organized, is validly existing as a company in good standing (including as an exempted company) under


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         the laws of Bermuda, has the power and authority to own, lease and operate its property and to conduct its business as described in the Registration Statement and the Prospectus and is duly registered, qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership, leasing or operation of property requires such registration, qualification or authorization, except to the extent that the failure to be so registered, qualified or authorized or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

                  (d) Partner Reinsurance Company Ltd., a Bermuda company ("Partner Reinsurance"), PartnerRe Reinsurance Company of the U.S. ("PartnerRe U.S.") and PartnerRe S.A., a French societe anonyme (and, collectively with Partner Reinsurance and PartnerRe U.S., the "Subsidiaries"), are each wholly owned, directly or indirectly, by the Company, except in the case of PartnerRe S.A. for director's qualifying shares, and are the only "significant subsidiaries" of the Company within the meaning of Rule 405 under the Securities Act. Each of the Subsidiaries has been duly organized, is validly existing as a company, corporation or other legal entity, as the case may be, in good standing (including, in the case of Partner Reinsurance, as an exempted company) under the laws of the jurisdiction of its organization, has the power and authority to own, lease and operate its property and to conduct its business as described in the Registration Statement and the Prospectus and is duly registered, qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership, leasing or operation of property requires such registration, qualification or authorization, except to the extent that the failure to be so registered, qualified or authorized or be in good standing would not have a Material Adverse Effect; and all of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and are validly issued, fully paid and non-assessable and are, except in the case of PartnerRe S.A. for director's qualifying shares, owned directly or indirectly by the Company, free and clear of all security interests, liens, encumbrances, equities or claims.

                  (e) The authorized capital stock of the Company conforms as to legal matters to the descriptions thereof contained in the Prospectus.

                  (f) All of the outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable, conform as to legal matters to the descriptions thereof



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         contained in the Prospectus and are not and will not be subject to any preemptive or similar rights.

                  (g) This Agreement has been duly authorized, executed and delivered by the Company.

                  (h) The Securities have been duly authorized, and, when the Securities are issued and delivered pursuant to this Agreement, such Securities will have been validly issued, fully paid and nonassessable and the Purchase Contracts included in the Securities will be valid and legally binding agreements of the Company enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws relating to or affecting creditors' rights generally and general principles of equity; both the Securities and the Purchase Contracts will conform to the descriptions thereof contained in the Prospectus.

                  (i) The Securities have been approved for listing on the New York Stock Exchange, subject to official notice of issuance; and the Securities have been registered under the Exchange Act.

                  (j) The Preferred Securities included in the Securities have been duly authorized, and, when the Preferred Securities are issued and delivered pursuant to this Agreement, such Preferred Securities will have been validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus.

                  (k) The Common Shares issuable pursuant to the Purchase Contracts included in the Securities have been duly authorized and reserved for issuance. Such Common Shares, when issued and delivered in accordance with the provisions of the PEPS Agreements, will be validly issued, fully paid and nonassessable; and the issuance of such Common Shares will not be subject to any preemptive rights other than those that have been waived.

                  (l) Each of the PEPS Agreements and the Remarketing Agreement has been duly authorized and, when validly executed and delivered by the Company, will constitute a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, (regardless of whether enforcement is sought in a proceeding at law or in equity); and each of the PEPS Agreements and the Remarketing Agreement will conform to the descriptions thereof in the Prospectus.



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                  (m) None of the Company nor any of the Subsidiaries is in
         violation of its certificate of incorporation, memorandum of association or bye-laws or other organizational documents, in violation of any law, ordinance, administrative or governmental rule or regulation applicable to any of them or any of their respective properties (except where any such violation or violations individually or in the aggregate would not have a Material Adverse Effect), in violation of any judgment, injunction, restraining order, decree or order of any nature (collectively, any "Order") of any court, tribunal, regulatory body, administrative agency or other governmental body, commission, agency, or official, or any arbitrator or self-regulatory organization (including, without limitation, any insurance regulatory agency or body) (collectively, a "Regulatory Authority") having jurisdiction over any of them (except where any such violation or violations individually or in the aggregate would not have a Material Adverse Effect), or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any contract, agreement, indenture, lease or other instrument to which any of the Company or the Subsidiaries is a party or by which any of them is bound or to which any of their respective properties or assets is subject, and no condition or state of facts exists which, with the passage of time or the giving of notice or both, would constitute such a default (except where any such default or defaults individually or in the aggregate would not have a Material Adverse Effect).
         is bound or to which any of their respective properties or assets is subject, and no condition or state of facts exists which, with the passage of time or the giving of notice or both, would constitute such a default (except where any such default or defaults individually or in the aggregate would not have a Material Adverse Effect).

                  (n) Neither the execution and delivery by the Company of, or the performance by it of its obligations under, this Agreement, the PEPS Agreements, the Remarketing Agreement and the Securities, nor the consummation of the transactions contemplated hereby will (A) conflict with or contravene any provision of (i) any applicable statute, law, regulation, ruling or filing, (ii) the memorandum of association, certificate of incorporation, bye-laws or other organizational documents of any of the Company or the Subsidiaries, (iii) any bond, debenture, note or other evidence of indebtedness or any agreement, indenture, lease or other instrument to which any of the Company or the Subsidiaries is a party or by which any of them is or may be bound or to which any of their respective properties or assets is or may be subject, or (iv) any Order of any Regulatory Authority that is applicable to any of the Company or the Subsidiaries or any of their respective properties, except, with respect to the foregoing clauses
         (i), (iii), and (iv), to the extent such conflict or contravention would not have a Material Adverse Effect, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Company or the Subsidiaries pursuant to


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         the terms of any agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the property or assets of any of them is subject (except where any such lien, charge or encumbrance would not have a Material Adverse Effect).

                  (o) No consent, approval, authorization or order of, qualification with, or registration or filing with any Regulatory Authority applicable to the Company or any of its properties is required for the performance by the Company of its obligations under this Agreement, the PEPS Agreements, the Remarketing Agreement or the Securities, except such as may be required (1) for registrations and filings under the Securities Act or the Exchange Act, (2) under the Insurance Laws (as defined below) or under the Investment Business Act 1998 of Bermuda, (3) under the securities or Blue Sky or insurance securities laws of the various states in connection with the offer and sale of the Securities and (4) Bermuda Monetary Authority approval, all of which have been or will be effected on or prior to the Closing Date.

                  (p) The consolidated financial statements of the Company (together with related schedules and notes) included in the Registration Statement and Prospectus comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder and present fairly the consolidated financial position of the Company as at the dates indicated and the results of its operations and its cash flows for the periods specified; such financial statements and related schedules and notes have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved.

                  (q) There has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business or operations of the Company and the Subsidiaries, taken as a whole, from that set forth in the Registration Statement and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

                  (r) There are no legal or governmental proceedings pending or, to the knowledge of any of the Company or the Subsidiaries, threatened to which any of them is a party or to which any of their respective properties is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, agreements, contracts, indentures, leases, or other instruments or


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         documents that are required to be described in the Registration
         Statement or the Prospectus or to be filed as exhibits to the Registration Statement or to any documents incorporated by reference therein that are not described or filed as required.

                  (s) Each of the Company and the Subsidiaries (i) is in compliance with the applicable requirements of the insurance statutes, including the statutes relating to companies which control insurance companies, and the rules, regulations and interpretations of the insurance regulatory authorities thereunder ("Insurance Laws") of its jurisdiction of incorporation, and (ii) has filed all reports, information statements, documents, and other information required to be filed thereunder, except in the case of the foregoing clauses (i) and
         (ii) where the failure to comply would not have a Material Adverse Effect; each of the Company and its Subsidiaries (as applicable) maintains its books and records in accordance with and is in compliance with the Insurance Laws of other jurisdictions which are applicable to any of them, except where the failure to comply would not have a Material Adverse Effect.

                  (t) Each of the Company and the Subsidiaries possesses such consents, authorizations, approvals, orders, franchises, licenses, certificates (including certificates of authority), or permits issued by any regulatory agencies or bodies (collectively, "Permits") of and from, and has made all declarations and filings with, all Regulatory Authorities which are necessary to conduct the business as described in the Registration Statement and the Prospectus, except where the failure to possess such Permits or to make such declarations or filings would not have a Material Adverse Effect; all of such Permits are in full force and effect, and neither the Company nor the Subsidiaries has received any notification from any Regulatory Authority, in the United States, its jurisdiction of organization or elsewhere concerning any alleged violation of the terms of, or proposed proceeding to revoke or that could reasonably be expected to lead to the revocation, modification, termination, suspension or any other material impairment of the rights of the holder of any Permit or to the effect that any additional Permit from such authority, commission or body is needed to be obtained by any of them or that any of them is not in compliance with any applicable Insurance Laws; and no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of any dividends by either of the Company or the Subsidiaries or the continuation of the business of any of them as currently conducted.

                  (u) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment or supplement


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         thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

                  (v) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" within the meaning of the Investment Company act of 1940, as amended.

                  (w) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities of the Company with the Securities registered pursuant to the Registration Statement or, except as described in the Prospectus and Registration Statement, to file a registration statement under the Securities Act with respect to any securities of the Company, in each case, other than such rights as have been waived.

                  (x) Each of the Subsidiaries is duly registered as an insurer or reinsurer where it is required to be so registered to conduct its business as described in the Registration Statement and the Prospectus (except where the failure to be so registered would not have a Material Adverse Effect) and is subject to regulation and supervision in its jurisdiction of organization, and the Company is not required to be so registered. Each of the Company and the Subsidiaries is duly licensed or admitted as an insurer or an insurance holding company, as applicable, in each jurisdiction where it is required to be so licensed or admitted to conduct its business as described in the Registration Statement and the Prospectus, except for where the failure to be so licensed or admitted would not have a Material Adverse Effect.

                  (y) None of the Underwriters or any subsequent purchasers of the Securities (other than purchasers resident in Bermuda for Bermuda exchange control purposes) is subject to any stamp duty, excise or similar tax imposed in Bermuda in connection with the offering, sale or purchase of the Securities.

                  (z) Any tax returns required to be filed by either the Company or any of the Subsidiaries in any jurisdiction have been filed, and any material taxes, including franchise taxes and similar fees and any withholding taxes, penalties and interest, assessments and fees and other charges due or claimed to be due from such entities have been paid, other than any of those being contested in good faith and for which adequate


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         reserves have been provided or any of those currently payable without penalty or interest.

                  (aa) The Company and Partner Reinsurance have each received from the Bermuda Minister of Finance an assurance under The Exempted Undertakings Tax Protection Act, 1966 of Bermuda to the effect set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 under the caption "Business--Taxation of the Company and its Subsidiaries--Bermuda," and neither the Company nor Partner Reinsurance has received any notification to the effect (or is otherwise aware) that such assurance may be revoked or otherwise not honored by the Bermuda government.

                  (bb) There are no currency exchange control laws or withholding taxes of Bermuda that would be applicable to the payment of dividends (i) on the Preferred Securities or the Common Shares by the Company, or (ii) by Partner Reinsurance to the Company.

                  (cc) Deloitte & Touche, who reported on the consolidated financial statements and supporting schedules of the Company included or to be included in the Registration Statement and the Prospectus (or any amendment or supplement thereto), is an independent public accountant with respect to the Company as required by the Securities Act.

                  (dd) The Company maintains, and each of the Subsidiaries maintain, a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and with statutory accounting principles, as the case may be, and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (ee) The Company has duly, validly and irrevocably appointed PartnerRe U.S. Corporation as its agent for the purposes described in
         Section 12 of this Agreement and to receive service of process in actions against it arising out of or in connection with violations of the U.S. Federal securities laws in any Federal court or state court in the United States relating to the transactions covered by the Prospectus.


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                  (ff) None of the Company nor the Subsidiaries or any employee or agent thereof has made any payment of funds or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                  (gg) Consummation of the transactions contemplated by this Agreement, including but not limited to any actions taken pursuant to the indemnification and contribution provisions set forth herein, will not constitute unlawful financial assistance under Bermuda law.

         2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, hereby agrees, severally and not jointly, to purchase from the Company at $48.50 per Firm Security (the "Purchase Price") the number of Firm Securities set forth in Schedule I hereto opposite the name of such Underwriter.

         On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Option Securities, and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to 500,000 Option Securities at the Purchase Price, plus accrued dividends, if any, to the Option Closing Date (as defined below). If you, on behalf of the Underwriters, elect to exercise such option, you shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Option Securities to be purchased by the Underwriters and the date on which such Option Securities are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Option Securities may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Securities. If any Option Securities are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Option Securities (subject to such adjustments to eliminate fractional units as you may determine) that bears the same proportion to the total number of Option Securities to be purchased as the number of Firm Securities set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Securities.

         The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus Supplement (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any


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option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Securities, Purchase Contracts or Common Shares or any securities convertible into or exercisable or exchangeable for any Securities, Purchase Contracts or Common Shares or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Securities, Purchase Contracts or Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Securities to the Underwriters hereunder and (b) the issuance by the Company of shares of Common Stock pursuant to, or the grant of options under, the Company's existing stock option or stock purchase plans or upon exercise of the warrants described in the Prospectus.

           3. Terms of Public Offering. The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that the Securities are to be offered to the public initially at $50 per PEPS Unit (the "Public Offering Price"), and to certain dealers selected by you at a price that represents a concession not in excess of $.90 per PEPS Unit under the Public Offering Price.

         4. Payment and Delivery. Payment for the Firm Securities to be sold by the Company shall be made to the Company in Federal or other funds immediately available in New York City against delivery to you for the respective accounts of the several Underwriters of the certificates for the Firm Securities at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, at 9:00 a.m., New York City time, on November 21, 2001, or at such other time on the same or such other date, not later than five business days after the date of this Agreement as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

         Payment for the Option Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery to Underwriters of the certificates for the Option Securities purchased by the Underwriters on the date specified in the notice described in Section 2 or at such other time on the same or on such other date, in any event not later than 10 business days after the expiration of the Underwriters' option to purchase Option Securities as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Option Closing Date."

         The certificates, if any, for the Securities purchased by the Underwriters shall be registered in such names and in such denominations as you shall request


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

in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates, if any, evidencing the Firm Securities or Option Securities shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Firm Securities or Option Securities to the Underwriters duly paid, against payment of the Purchase Price with respect to such Securities.

         5. Conditions to the Underwriters' Obligations. The several obligations of the Underwriters to purchase and pay for the Securities on the Closing Date are subject, in the discretion of the Underwriters, to the condition that all representations and warranties and other statements of the Company in this Agreement are, at and as of the Closing Date, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and to the following conditions:

                  (a) The Prospectus as amended or supplemented in relation to the Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement shall have been instituted or shall be pending or, to the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of the Underwriters.

                  (b) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                           (i) there shall not have occurred any downgrading,
                  nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company's securities which are rated as of the date of this Agreement by A.M. Best & Co., Standard & Poor's Rating Services or Moody's Investor Services, Inc.; and

                           (ii) there shall not have occurred any change, or any
                  development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

                  (c) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(b)(i) above and to the effect that (A) the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date; and (B) there shall not have occurred any change, or any development involving a prospective change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

                  (d) The Underwriters shall have received on the Closing Date an opinion of Willkie Farr & Gallagher, United States and French counsel for the Company, dated the Closing Date and addressed to you in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

                           (i) each of PartnerRe U.S. and PartnerRe S.A. is a
                  company duly organized and validly existing in good standing under the laws of its jurisdiction of organization and has full power and authority to own or lease its property and to conduct its business as described in the Prospectus;

                           (ii) each of the Purchase Contracts included in the
                  Firm Securities is a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws relating to or affecting creditors' rights generally and general principles of equity, and the Purchase Contracts conform as to legal matters to the description thereof contained in the Prospectus;

                           (iii) the Pledge Agreement is effective to create in
                  favor of the Collateral Agent for the benefit of the Company, a valid security interest under the New York Uniform Commercial Code as in effect on the date hereof in the State of New York (the "UCC") in the security entitlements in respect of the Pledged Preferred Securities (as defined in the Pledge Agreement) that are from time to time credited to the Collateral Account (as described in Section 4 of the Pledge Agreement) and, subject to Article 9-315 of the UCC, the proceeds thereof, to secure the obligations of the holders under the Purchase Contracts;

                           (iv) the security interest of the Collateral Agent in
                  security entitlements with respect to the Pledged Preferred Securities (as defined under the Pledge Agreement) that are from time to time credited to the Collateral Account (as described in Section 4 of the Pledge Agreement) will be perfected, and the Collateral Agent will have "control" (within the meaning of Article 8-106 of the UCC) thereof, once the Securities Intermediary has indicated by book entry that such financial assets have been credited to the Collateral Account. Under Section 8-510 of the UCC, assuming that neither the Collateral Agent nor the Company has any notice of any adverse claim to such security entitlements that are from time to time credited to the Collateral Account, insofar as Articles 8 and 9 of the UCC are applicable thereto, no action based on an adverse claim to such security entitlements, whether framed in conversation, repletion, constructive trust, equitable lien or other theory, may be successfully asserted against the Collateral Agent or the Company. In giving such opinions contained in this paragraph 5(d)(iv) such counsel may rely upon the representations of the parties contained in, and may assume compliance by such parties with their undertakings set forth, in the Pledge Agreement.

                           (v) each of the PEPS Agreements and the Remarketing
                  Agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, (regardless of whether enforcement is sought in a proceeding at law or in equity) and each of the PEPS Agreements and the Remarketing Agreement conforms to the descriptions thereof in the Prospectus;

                           (vi) neither the issuance, sale or delivery of the
                  Securities by the Company, nor the execution, delivery and performance by the Company of its obligations under this Agreement, the PEPS Agreements, the Remarketing Agreement or the Securities, nor the compliance by the Company with the provisions hereof or thereof, as the case may be, nor the consummation by the Company of any of the transactions contemplated hereby will (A) conflict with or contravene any provision of (i) any applicable statute, law, regulation, ruling or filing (assuming compliance by the Underwriters with all applicable securities and Blue Sky laws) of any United States, New York or French Regulatory Authority, except to the extent that such conflict or contravention would not have a Material Adverse Effect, (ii) to the best of such counsel's knowledge any agreement, indenture, lease or instrument to which any of the Company or the Subsidiaries is a party or by which any of them is bound or to which any of their respective properties or assets is subject, except to the extent such conflict or contravention would not have a Material Adverse Effect, or (iii) to the best of such counsel's knowledge, any Order of any United States, New York or French Regulatory Authority that is applicable to any of the Company or the Subsidiaries or any of their respective properties except to the extent such conflict or contravention would not have a Material Adverse Effect, or (B) to the best of such counsel's knowledge, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Company or the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the property or assets of any of them is subject (except where any such lien, charge or encumbrance would not have a Material Adverse Effect);

                           (vii) no consent, approval, authorization or order
                  of, qualification with, or registration or filing with any United States or New York Regulatory Authority, is required for the performance by the Company of its obligations under this Agreement, except for such consent, approvals, authorizations and orders (1) as have been obtained and (2) as may be required under state securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities;

                           (viii) the statements (A) in the Prospectus
                  Supplement under the captions "Description of PEPS Units," "Description of the Purchase Contracts," "Certain Provisions of the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement," and "Description of the Series B Preferred Shares" and (B) in the Base Prospectus, as supplemented by the Prospectus Supplement, under the captions "Description of our Capital Shares," and "Description of the Share Purchase Contracts and the Share Purchase Units," in each case insofar as such statements constitute summaries of documents referred to therein, fairly summarize the matters referred to therein;

                           (ix) the discussion of United States tax matters set
                  forth under the heading "United States Federal Income Tax Consequences" in the Prospectus accurately reflects such counsel's opinion as to such tax laws (subject to the qualifications and assumptions set forth in such discussion);

                           (x) to the best of such counsel's knowledge there are
                  no legal or governmental proceedings before or by any U.S., New York or French Regulatory Authority, now pending, contemplated or threatened to which any of the Company or the Subsidiaries is a party or to which any of their respective properties is subject that is required to be described in the Registration Statement or the Prospectus or any statutes, regulations or orders that have been enacted, adopted or issued by any U.S. New York or French Regulatory Authority or Orders by a U.S., New York or French court of competent jurisdiction that have been issued, or any contracts, agreements, indentures, leases or other documents or instruments, any of which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement or to any document incorporated by reference therein that are not described or filed as required.

                           (xi) each document incorporated by reference in the
                  Registration Statement and the Prospectus (except for financial statements and the notes thereto and schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) complied as to form when filed with the Commission in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder;

                           (xii) to the extent that the laws of the State of New
                  York are applicable, the Company has validly and irrevocably submitted to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York, over any suit, action or proceeding arising out of or relating to this Agreement, the PEPS Agreements, the Remarketing Agreement or the Securities, has validly and irrevocably waived and agreed not to assert, to the fullest extent, it may effectively do so under applicable law, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum;

                           (xiii) the Company, as provided in the Registration
                  Statement, has duly and irrevocably appointed PartnerRe U.S. Corporation, as its agent for the purposes described in
                  Section 13 of this Agreement and to receive service of process in actions against it arising out of or in connection with violations of the U.S. Federal securities laws in any Federal court or state court in the United States relating to transactions covered by the Prospectus; and

                           (xiv) the Company is not, and after giving effect to
                  the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         In addition, such counsel shall state that, although such counsel has not undertaken to determine independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement, except as stated above, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including general review and discussion of the contents thereof and such counsel (A) is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (B) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(C) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering their opinion as aforesaid, counsel may, as to factual matters, rely upon written certificates of officers of the Company and, as to matters of law, may rely upon the opinion of Appleby, Spurling & Kempe referred to below and upon any other opinion or opinions, each dated the Closing Date, of other counsel retained by the Company as to laws of any jurisdiction other than the United States, France or the State of New York, provided that (i) you are notified in advance of such counsel's intention to rely on local counsel and each such counsel is acceptable to you, (ii) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to you and is, in form and substance reasonably satisfactory to you and to counsel for the Underwriters, and (iii) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying on such local counsel opinion. Such counsel may also make such assumptions as shall be reasonably satisfactory to your counsel.

                  (e) The Underwriters shall have received on the Closing Date an opinion of Appleby, Spurling & Kempe, Bermuda counsel to the Company, dated the Closing Date, and addressed to you in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

                           (i) each of the Company and Partner Reinsurance is a
                  company duly organized and validly existing in good standing (including as an exempted company) under the laws of Bermuda, has requisite power and authority and such Permits of any Regulatory Authority in Bermuda (a "Bermuda Regulatory Authority") necessary to own, lease and operate its property and to conduct its business as described in the Registration Statement and the Prospectus, which remain in full force and effect, except to the extent that the failure to be in good standing would not have a Material Adverse Effect;

                           (ii) the Company has the power and authority to enter
                  into this Agreement, the PEPS Agreements and the Remarketing Agreement; the execution, delivery and performance of its obligations under this Agreement, the PEPS Agreements and the Remarketing Agreement by the Company have been duly and validly authorized by the Company; and each of this Agreement, the PEPS Agreements and the Remarketing Agreement has been duly executed and delivered by the Company;

                           (iii) the authorized shares of capital stock of the
                  Company is as set forth under the caption "Capitalization" in the Prospectus and conforms in all material respects as to Bermuda legal matters to the description thereof contained in the Prospectus; and the shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable (meaning that no further sums are required to be paid by the holders thereof in connection with the issue of such shares) and all such shares of the Subsidiaries are registered in the name of the Company or a wholly-owned subsidiary of the Company, except in the case of PartnerRe S.A. for director's qualifying shares; based solely on a search of the Register of Charges maintained by the Registrar of Companies pursuant to Sections 55 and 61 of the Companies Act 1981 of Bermuda, as amended (the "Companies Act"), there are no registered liens, encumbrances, equities or claims in the Register of Charges in respect of the issued shares of the Company or Partner Reinsurance;

                           (iv) the Securities have been duly authorized,
                  executed and delivered by the Company;

                           (v) the Preferred Securities included in the Firm
                  Securities have been duly authorized, executed and delivered by the Company, and when issued and delivered in accordance with this Agreement, will be validly issued, fully paid and nonassessable;

                           (vi) the Common Shares underlying the Purchase
                  Contracts included in the Firm Securities have been duly authorized and reserved for issuance, and when issued and delivered in accordance with the provisions of the PEPS Agreements, will be validly issued, fully paid and nonassessable, and the issuance of the Common Shares will not be subject to any preemptive rights other than such rights as have been waived;

                           (vii) neither the execution, delivery and performance
                  by the Company of its obligations under this Agreement, the PEPS Agreements or the Remarketing Agreement nor the compliance by the Company with the provisions hereof or thereof, as the case may be, nor the consummation by the Company of any of the transactions contemplated hereby will
                  (A) conflict with or contravene any provision of (i) any applicable statute, law, regulation or published ruling or Order of any Bermuda Regulatory Authority in any material respect that is applicable to the Company or Partner Reinsurance or any of their respective properties or (ii) the memorandum of association, certificate of incorporation, bye-laws or other organizational documents of the Company or Partner

                  Reinsurance or (B) to the best of such counsel's knowledge, based solely on a search of the Register of Charges maintained by the Registrar of Companies pursuant to Sections 55 and 61 of the Companies Act, create or impose any lien, charge or encumbrance upon any property or assets of either of the Company or Partner Reinsurance;

                           (viii) no consent, approval, authorization or order
                  of, qualification with, or registration or filing with any Bermuda Regulatory Authority is required for the performance by the Company of its obligations under this Agreement, the PEPS Agreements or the Remarketing Agreement that has not been obtained or effected;

                           (ix) Partner Reinsurance is duly registered as a
                  Class 4 insurer under the Bermuda Insurance Act 1978, as amended, and any applicable rules and regulations thereunder (the "Bermuda Insurance Act"), and is subject to regulation and supervision in Bermuda and the Company is not required to be registered as an insurance company under the Bermuda Insurance Act;

                           (x) the consummation of the transactions contemplated
                  by the Agreement (including but not limited to any actions taken pursuant to the indemnification and contribution provisions contained herein), the PEPS Agreements or the Remarketing Agreement will not, subject to Section 39A(2A) of the Companies Act, constitute unlawful financial assistance by the Company or Partner Reinsurance under Bermuda law;

                           (xi) all statements made (A) in the Registration
                  Statement and Prospectus (including the documents incorporated therein by reference) with respect to (1) the Securities, the PEPS Agreements and the Remarketing Agreement (insofar as such statements relate to matters of Bermuda law), (2) the memorandum of association, bye-laws or other organizational documents of the Company or Partner Reinsurance, (3) statutes, regulations, rules, treaties and other laws of Bermuda (including, but not limited to, statements made with respect to insurance, regulatory and tax matters and to the Bermuda Insurance Act), (4) enforcement of judgments in Bermuda and
                  (5) the statements related to Bermuda or the documents governed by Bermuda law made under the headings "Description of our Capital Shares,""Description of PEPS Units,""Description of Purchase Contracts,""Certain Provisions of the Purchase Contracts, the Purchase Contract Agreement and the

                  Pledge Agreement"and "Description of the Series B Preferred Shares," (B) in the Registration Statement in Item 15 with respect to the Company and (C) in the descriptions of the common shares and the 8% Series A Cumulative Preferred Shares of the Company incorporated by reference into the Prospectus, in each case insofar as such statements constitute summaries of documents referred to therein, fairly and accurately present the information set forth therein and such counsel's opinion as to such matter;

                           (xii) none of the Underwriters or any subsequent
                  purchasers of the Securities are subject to any stamp duty, excise or similar tax imposed in Bermuda in connection with the offering, sale or purchase of the Securities;

                           (xiii) the Company and Partner Reinsurance have each
                  received from the Bermuda Minister of Finance an assurance of tax exemption under The Exempted Undertakings Tax Protection Act 1966 of Bermuda to the effect set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 under the caption "Business--Regulation--Taxation of the Company and its Subsidiaries--Bermuda";

                           (xiv) there are no currency exchange control laws or
                  withholding taxes of Bermuda that would be applicable to the payment of dividends on the Preferred Securities and the Common Shares by the Company or by Partner Reinsurance to the Company;

                           (xv) the Company, as provided in the Registration
                  Statement, has duly and irrevocably appointed PartnerRe U.S. Corporation as its agent for the purposes described in Section 12 of this Agreement and to receive service of process in actions against it arising out of or in connection with violations of the U.S. Federal securities laws in any Federal court or state court in the United States relating to transactions covered by the Prospectus and such appointment is valid under Bermuda law;

                           (xvi) under the laws of Bermuda, the submission by
                  the Company to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Securities, its waiver and agreement not to assert by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and the appointment of PartnerRe U.S. Corporation as its authorized agent for the purposes described in Section 12 of this Agreement are valid and binding; and service of process effected in the manner set forth in Section 12 of this Agreement will be effective under the laws of Bermuda to confer personal jurisdiction over each of the Company and the Subsidiaries, assuming this to be the case under the laws of the State of New York;

                           (xvii) the choice of the laws of New York as the
                  governing law of this Agreement is a valid and effective choice of law; the several Underwriters would be permitted to commence proceeding in a court of competent jurisdiction in Bermuda based on or arising under this Agreement, the PEPS Agreements or the Remarketing Agreement; and the laws of New York would be recognized and applied by such court as the laws governing this Agreement;

                           (xviii) in order to ensure the legality, validity,
                  enforceability or admissibility in evidence of the Prospectus, this Agreement, the PEPS Agreements and the Remarketing Agreement, it is not necessary that any document be filed, recorded or enrolled with any Bermuda Regulatory Authority or that any stamp duties, registration or similar tax or charge be paid in Bermuda;

                           (xix) a final and conclusive judgment of a New York
                  State or a Federal Court against the Company or any Subsidiary based upon this Agreement, the PEPS Agreements and the Remarketing Agreement, under which a sum of money is payable (not being a sum payable in respect of taxes or other charges of a like nature or in respect of a fine or other penalty or in respect of multiple damages as defined in the Protection of Trading Interest Act, 1981) may be the subject of enforcement proceedings in the Supreme Court of Bermuda under the common law doctrine of Obligation and by action for the debt evidenced by the foreign Court's judgment. A final opinion as to the availability of this remedy should be sought when the facts surrounding the United States court's judgement are known, but, on general principles such counsel would expect such proceedings to be successful provided that:

                                    (A) the court that gave the judgment was
                           competent to hear the action in accordance with private international law principles as applied by the courts in Bermuda (and, as at the date hereof, we believe that a Court in Bermuda would determine that any New York State or Federal Court sitting in the City of New York is so competent); and

                                    (B) the judgement is not contrary to public
                           policy in Bermuda and was not obtained by fraud or in proceedings contrary to the rules of natural justice of Bermuda. We do not believe that any provisions of the Agreement, the Remarketing Agreement or the PEPS Agreements would be so contrary;

                           (xx) there are no legal or governmental proceedings
                  of any Bermuda Regulatory Authority pending or, to the best of such counsel's knowledge, threatened against any of the Company or Partner Reinsurance or to which any of them or any of their respective properties is subject, based solely on (i) a certificate given by a director of the Company and (ii) a search of the public records of the Company and Partner Reinsurance, maintained by the Registrar of Companies and the Registrar of the Supreme Court of Bermuda; and

                           (xxi) except as disclosed in the Prospectus, there
                  are no preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of, any shares of capital stock of the Company or Partner Reinsurance pursuant to the Company's or Partner Reinsurance's memorandum of association, certificate of incorporation, bye-laws or other organizational documents, respectively, and the issuance of the Securities, Preferred Securities and Common Shares will not be subject to any preemptive or similar rights.

                           In rendering their opinion as aforesaid, Appleby,
                  Spurling & Kempe may, as to factual matters, rely upon written certificates of officers of the Company or the Subsidiaries and, as to matters of law, may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than Bermuda, provided that (i) you are notified in advance of such counsel's intention to rely on local counsel and each such local counsel is acceptable to you, (ii) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to you and is, in form and substance reasonably satisfactory to you and to counsel for the Underwriters, and (iii) Appleby, Spurling & Kempe shall state in their opinion that they believe that they and the Underwriters are justified in relying on such local counsel opinion. Such counsel may also make such assumptions, and express their opinion to be subject to such reservations, as shall be reasonably satisfactory to your counsel. In their opinion, counsel shall expressly authorize Willkie Farr & Gallagher and Davis Polk & Wardwell to rely on said opinion.

                  (f) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date in form and substance satisfactory to the Underwriters.

         The opinions of Willkie Farr & Gallagher described in paragraph 5(d) and of Appleby, Spurling & Kempe described in paragraph 5(e) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                  (g) The Underwriters shall have received on the Closing Date an opinion of Pryor Cashman Sherman & Flynn LLP, counsel to JPMorgan Chase Bank, as Purchase Contract Agent, dated the Closing Date, and addressed to you in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

                           (i) the Purchase Contract Agent is duly incorporated
                  as a New York banking corporation with all necessary corporate power and authority to execute, deliver and perform its obligations under the Purchase Contract Agreement and the Pledge Agreement;

                           (ii) the execution, delivery and performance by the
                  Purchase Contract Agent of the Purchase Contract Agreement and the Pledge Agreement have been duly authorized by all necessary corporate action on the part of the Purchase Contract Agent, and the Purchase Contract Agreement and the Pledge Agreement have been duly executed and delivered by the Purchase Contract Agent, and constitute the valid and binding agreements of the Purchase Contract Agent, enforceable against the Purchase Contract Agent in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

                           (iii) the execution, delivery and performance of the
                  Purchase Contract Agreement and the Pledge Agreement by the Purchase Contract Agent does not conflict with or constitute a breach of the charter or by-laws of the Purchase Contract Agent; and

                           (iv) no consent, approval or authorization of, or
                  registration with or notice to, any state or federal governmental authority or agency governing the corporate trust powers of the Purchase Contract Agent is required for the execution, delivery or performance by the Purchase Contract Agent of the Purchase Contract Agreement and the Pledge Agreement.

                  (h) The Underwriters shall have received, on each of the date hereof and on the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Deloitte & Touche, independent chartered accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statement and certain financial information contained in the Registration Statement and the Prospectus.

                  (i) The Securities shall have been approved for listing, subject only to official notice of issuance, on the New York Stock Exchange.

                  (j) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and Swiss Reinsurance and certain executive officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

                  (k) The Company shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

         The several obligations of the Underwriters to purchase Option Securities hereunder are subject to the delivery to the Underwriters on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Option Securities and other matters related to the issuance of the Option Securities.

         6. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

                  (a) To furnish to you, upon request, without charge, four conformed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, (including financial statements, all exhibits thereto and documents incorporated therein by reference and exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto but including documents incorporated therein by reference) and to furnish to you in New York City and to each Underwriter and dealer, without charge, prior to 10:00 A.M. New York City time on the business day next succeeding the date of this Agreement and from time to time as expeditiously as possible during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated therein by reference and exhibits thereto, and any supplements and amendments thereto or to the Registration Statement as originally filed and of each amendment thereto, as you may reasonably request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Securities Act and with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the several Underwriters and by all dealers to whom Securities may be sold, in connection with the offering and sale of the Securities.

                  (b) (i) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule, and (ii) during the period mentioned in paragraph (c) below not to file any information, documents or reports pursuant to the Exchange Act that upon filing becomes a document incorporated by reference in the Registration Statement, without delivering a copy of such information, documents or reports to you prior to or concurrently with such filing.

                  (c) If, during such period after execution and delivery of this Agreement as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist that in the judgment of the Company or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion or counsel for the Underwriters, it is necessary to amend or supplement the Prospectus (or to file under the Exchange Act any document which, upon filing, becomes a document incorporated therein by reference) to comply with applicable law, forthwith to prepare and, subject to the provisions of paragraph (b) above, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus (or such document) so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

                  (d) To endeavor to qualify the Securities for offer and sale by the several Underwriters and by dealers under the securities, or Blue Sky laws of such jurisdictions as you shall reasonably request.

                  (e) To make generally available to its securityholders as soon as practicable, but in any event not later than fifteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158);

                  (f) To endeavor to list any Common Shares underlying the Securities (including any Common Shares that may be issued pursuant to the certificate of designation relating to the Preferred Securities) on the New York Stock Exchange;

                  (g) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company (including local and special counsel) and accountants in connection with the registration and delivery of the Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing or reproduction costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities herein above specified,
         (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the costs of producing this Agreement, the PEPS Agreements, the Remarketing Agreement and any Blue Sky memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees, expenses and disbursements of counsel for the Underwriters in connection with the Blue Sky memoranda and such qualification, (iv) any filing fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Securities by the National Association of Securities Dealers, Inc., (v) any fees charged by rating agencies for the rating of the Securities, (vi) all costs and expenses incident to the listing of the Securities and the Common Shares underlying the Securities (including any Common shares that may be issued under any certificate of designation related to the Preferred Securities) on any national securities exchange, (vii) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Securities and all costs and expenses incident to the listing the Securities on the New York Stock Exchange, (viii) the cost of producing certificates representing the Securities, (ix) the costs and charges of the Purchase Contract Agent, Collateral Agent and any transfer agent, registrar or depositary, (x) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (xi) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 7(f) below and the last paragraph of Section 9 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

         7. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any

Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any preliminary prospectus or the Prospectus, in light of the circumstances under which it was made), except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendment or supplement thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law to have been so delivered, at or prior to the written confirmation of the sale of the Securities sold by the Company to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

                  (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the directors of the Company and the officers or representatives of the Company who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) of this
         Section 7, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to paragraph (a) of this Section 7, and by the Company, in the case of parties indemnified pursuant to paragraph (b) of this Section 7. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) To the extent the indemnification provided for in paragraph (a) and (b) of this Section 7 is unavailable to any indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or
         (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the Prospectus, bear to the aggregate Public Offering Price of the Securities. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Securities they have purchased hereunder, and not joint.

                  (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) of this Section 7. The amount paid or payable by an indemnified party as the result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (f) The indemnity and contribution provisions contained in this Section 7 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

         8. Termination. This Agreement shall be subject to termination by notice given by you to the Company if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers, Inc., (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or in Bermuda declared by Bermuda authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 8(a)(i) through 8(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

         9. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

         If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Securities set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Securities and the aggregate number of Firm Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Securities to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Firm Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Option Securities and the aggregate number of Option Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Option Securities to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Option Securities or (ii) purchase not less than the number of Option Securities that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform their obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

         10. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         11. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         12. Judicial Proceedings. (a) The Company expressly accepts and irrevocably submits to the non-exclusive jurisdiction of the United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Securities. To the fullest extent it may effectively do so under applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                  (b) The Company agrees, to the fullest extent that it may effectively do so under applicable law, that a judgment in any suit, action or proceeding of the nature referred to in Section 12(a) brought in any such court shall be conclusive and binding upon the Company, subject to rights of appeal and may be enforced in the courts of the United States of America or the State of New York (or any other court the jurisdiction to which the Company is or may be subject) by a suit upon such judgment.

                  (c) The Company irrevocably designates and appoints PartnerRe U.S. Corporation as its authorized agent, upon whom process may be served in any suit, action or proceeding of the nature referred to in
         Section 12(a) by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the agent at the address of the Company specified in Section 13. The Company agrees that such service (i) shall be deemed in every respect effective service of process upon it in every suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Company. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any commercial delivery service.

                  (d) Nothing in this Section 12 shall affect the right of any Underwriter to serve process in any manner permitted by law, or limit any right to bring proceedings against the Company in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

         13. Notice. Except as otherwise provided herein, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered
(i) if to the Company, at the office of the Company at PartnerRe Ltd., 96 Pitts Bay Road, Pembroke HM 08, Bermuda, Attention: Corporate Secretary; or (ii) if to you care of Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: Manager, Corporate Finance Division.

         14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                            Very truly yours,

                                            PARTNERRE LTD.


                                    By:     /s/ Albert Benchimol
                                            _________________________
                                            Name: Albert Benchimol
                                            Title: Chief Financial Officer
                                                   and Executive Vice-President


         Accepted as of the date hereof.

         MORGAN STANLEY & CO. INCORPORATED
         CREDIT SUISSE FIRST BOSTON CORPORATION
         GOLDMAN, SACHS & CO.
         J.P. MORGAN SECURITIES INC.

         Acting severally on behalf of itself and the several Underwriters named in Schedule I hereto

         By:      MORGAN STANLEY & CO. INCORPORATED


         By:      /s/ Donald Sung
                  _________________________
                  Name: Donald Sung
                  Title: Executive Director

                                              SCHEDULE I

                                                                Number of
                                                              Firm Securities
                           Underwriter                       To Be Purchased

Morgan Stanley & Co. Incorporated                               2,450,000
Credit Suisse First Boston Corporation                           350,000
Goldman, Sachs & Co.                                             350,000
J.P. Morgan Securities Inc.                                      350,000
                                                         -----------------------
         Total                                                  3,500,000

                                  SCHEDULE II

Title of Securities:

         8% PEPS /SM/ Units

Registration Statement:

         Registration Statement No. 333-72246

Number of Firm Securities:

         3,500,000 PEPS /SM/ Units

Number of Option Securities:

         500,000 PEPS /SM/ Units

Price to Public:

         $50 per PEPS /SM/ Unit

Purchase Price by Underwriters:

         $48.50 per PEPS /SM/ Unit

Dividend Rate on Preferred Securities:

         5.61% of the stated liquidation preference of $50 per annum

Specified funds for payment of purchase price:

         Federal (same day) funds

Reference Price:

         $47.00

Threshold Appreciation Price:

         $57.50

Closing Price of PartnerRe Ltd. Common Stock on November 15, 2001:

         $47.00

Payment Dates:

         March 31, June 30, September 30, December 31, commencing December 31, 2001

Purchase Contract Settlement Date:

         December 31, 2004

Maturity of Preferred Security:

         June 30, 2005

Stock Exchange Listing:

         New York Stock Exchange

Closing Date:

         November 21, 2001

Closing Location:

         New York, New York

Names and addresses of Underwriters:

         Morgan Stanley & Co. Incorporated
         Credit Suisse First Boston Corporation
         Goldman, Sachs & Co.
         J.P. Morgan Securities Inc.

         c/o Morgan Stanley & Co. Incorporated
                   1585 Broadway
                   New York, New York 10036



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                                                                       Exhibit A

                        [Form of PEPS Lock-Up Agreement]

                                                                 November , 2001



Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

Dear Sirs and Mesdames:

         The undersigned understands that Morgan Stanley & Co. Incorporated ("Morgan Stanley") proposes to enter into an Underwriting Agreement (the "Underwriting Agreement") with PartnerRe Ltd., a Bermuda corporation (the "Company") and certain of its affiliates, providing for the public offering (the "Public Offering") by the several Underwriters, including Morgan Stanley (the "Underwriters"), of Premium Equity Participating Security Units -- PEPS K (each a "Security" and collectively, the "Securities") which require any holder of a Security to, among other things, purchase from the Company, on a future date, shares of the Company's Common Stock, par value $__ per share (the "Common Stock").

         To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending on the earlier of (a) 90 days after the date of the final prospectus supplement relating to the Public Offering (the "Prospectus Supplement") and (b) March 20, 2002, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for any Securities or shares of Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Securities or shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Securities to the Underwriters pursuant to the Underwriting Agreement, (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering, (c) sales or surrenders of options or securities to the Company in payment of the exercise price of options granted pursuant to the Company's stock option or stock purchase plans, (d)


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dispositions of Common Stock or other securities of the Company by gift to members of the undersigned's immediate family, to trusts established for the benefit of members of the undersigned's immediate family, or to charitable organizations (provided that any such person, trust, or charitable organization agrees as a condition to receiving such gifts to be bound by the terms of this Lock-Up Agreement) or (e) transfers to an affiliate of the undersigned (provided that any such affiliate agrees to be bound by the terms of this Lock-Up Agreement). In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending on the earlier of (a) 90 days after the date of the Prospectus Supplement and (b) March 20, 2002, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's share of Common Stock except in compliance with the foregoing restrictions.

         The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

         Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

         Notwithstanding anything to the contrary contained herein, this Lock-Up Agreement will terminate and shall be of no further effect in the event that either the Underwriting Agreement is terminated or the sale of the Securities in the Public Offering has not occurred on or before December 31, 2001.

                                Very truly yours,




                                --------------------------------------------
                                (Name)



                                --------------------------------------------
                                (Address)

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